EXCELSIOR FUNDS, INC.

Supplement dated May 17, 2007

to the Statement of Additional Information

dated July 31, 2006, as amended September 29, 2006

and as supplemented November 9, 2006,

March 20, 2007 and April 24, 2007

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Supplement dated May 17, 2007

to the Statement of Additional Information

dated July 31, 2006,

as supplemented November 9, 2006,

March 20, 2007 and April 24, 2007

EXCELSIOR FUNDS TRUST

Supplement dated May 17, 2007

to the Statement of Additional Information

dated July 31, 2006,

as supplemented November 9, 2006,

March 20, 2007 and April 24, 2007

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

1.	The information under the heading “Equity Opportunities Fund” in the section entitled “Investment, Strategies and Risks” on Page 2 of the Statement of Additional Information of Excelsior Funds Trust is deleted and replaced in its entirety with the following:

The Fund may invest directly or indirectly in the securities of foreign issuers.

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2.	Paragraphs nine and ten in the section entitled “Portfolio Transactions” of the Statement of Additional Information of Excelsior Funds, Inc., paragraphs six and seven in the section entitled “Portfolio Transactions” of the Statement of Additional Information of Excelsior Tax-Exempt Funds, Inc. and paragraphs seven and eight in the section entitled “Portfolio Transactions” of the Statement of Additional Information of Excelsior Funds Trust are deleted and replaced in their entirety with the following:

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company’s Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission or other form of selling compensation than that which might be charged by another broker-dealer for effecting the same transaction. In order to engage in this practice, the Adviser must determine in good faith that the higher selling compensation is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the accounts it manages. Pursuant to authority granted under the Investment Advisory Agreements, the Adviser has delegated to an affiliated entity the discretion to select broker-dealers and to determine the commissions, pricing and timing of transactions effected for the Funds. Because of this delegation, the research and brokerage services the Adviser receives in connection with the execution of transactions for the Funds will be available not only for the benefit of other funds and accounts managed by the Adviser, but also for the benefit of accounts managed by its affiliate. Not all of these services are necessarily useful and of value in managing the Funds themselves.

Among the types of research services that might be received in consideration of the Funds’ portfolio commissions or other types of selling compensation are reports, statistics or consultations with securities analysts regarding specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Other topics covered by such research services might include global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships. In addition, research services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. Brokerage services received in consideration of the Funds’ portfolio commissions or other selling compensation could include order routing systems, electronic clearance and settlement services and other services that assist with the execution of securities transactions.

Occasionally, a broker-dealer may supply the Adviser with products and services that both perform brokerage and research functions and also assist the Adviser with administrative tasks such as reporting, marketing or compliance. In such cases, the Adviser will make a good faith determination as to the portion attributable to brokerage and research, and will use Fund commissions or other selling compensation only for that portion. The Adviser will use its own funds to pay for the portion not attributable to brokerage or research.

The Adviser’s and its affiliates’ receipt of brokerage and research services in consideration of the Funds’ portfolio commissions and other forms of selling compensation reduces such parties’ expenses. It does not, however, reduce the investment advisory fee paid by a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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